SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

                             (Amendment No. ___)

Filed by the Registrant                                     /X /
Filed by a Party other than the Registrant                  /  /

Check the appropriate box:

/ /   Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/   Definitive Proxy Statement
/  /  Definitive Additional Materials

/  /  Soliciting Materials Pursuant to Section 240.14a-12

                        Alliance Technology Fund, Inc.
         -----------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


         -----------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement,
                        if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /  No fee required.
/  /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

-----------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (5)   Total fee paid:

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/  /  Fee paid previously with preliminary materials.
/  /  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      --------------------------------------------------

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


                        ALLIANCE TECHNOLOGY FUND, INC.

                         1345 Avenue of the Americas
                           New York, New York 10105
                          Toll Free: (800) 221-5672


                                                                 March 3, 2003

To the Stockholders of Alliance Technology Fund, Inc. (the "Fund"):

      The accompanying Notice of Meeting and Proxy Statement present three proposals to be considered at the Fund's Special Meeting of Stockholders (the "Meeting") to be held on April 22, 2003. The proposals are discussed more fully in the accompanying Proxy Statement.

      The first proposal is for the election of the Fund's Directors. The second and third proposals are to amend or eliminate, in each case consistent with the Investment Company Act of 1940 (the "1940 Act"), certain investment restrictions that were originally included as a result of undertakings given to the administrators of state "blue sky" laws that were preempted or nullified by Congress in 1996. The restrictions are not required by the 1940 Act or are otherwise subject to regulation under the 1940 Act. The Board of Directors believes that it is in the best interests of the Fund and its stockholders to change these policies to provide the Fund with the investment flexibility allowed by the 1940 Act.

      We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote your proxy promptly, in order to spare the Fund additional proxy solicitation expenses. Georgeson Shareholder Communications, Inc. ("GSC"), a professional proxy solicitation firm, has been selected to assist stockholders in the voting process. As the date of the Meeting approaches, if we have not yet received your proxy, you may receive a telephone call from GSC reminding you to exercise your right to vote. If you have any questions regarding the Meeting agenda or how to submit your proxy, please call GSC at (866) 261-9474.




                                          Sincerely,

                                          John D. Carifa
                                          Chairman and President

[Alliance Capital Logo]

                                                Alliance Technology Fund, Inc.
______________________________________________________________________________

1345 Avenue of the Americas, New York, New York 10105
Toll Free: (800) 221-5672
______________________________________________________________________________

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                April 22, 2003

To the Stockholders of Alliance Technology Fund, Inc.:


      Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of Alliance Technology Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, April 22, 2003 at 11:00 a.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated March 3, 2003:

1. To elect six Directors of the Fund, each such Director to hold office until his successor is duly elected and qualifies;

2. To approve an amendment to the Fund's fundamental investment restriction prohibiting investments in commodities or commodity contracts to permit the Fund to purchase and sell financial futures contracts and options on such futures contracts;

3. To approve the elimination of certain of the Fund's fundamental investment restrictions:

     3A. To approve the elimination of the fundamental investment restriction regarding investments in illiquid securities;

     3B. To approve the elimination of the fundamental investment restriction prohibiting investments in unseasoned issuers;

     3C. To approve the elimination of the fundamental investment restriction regarding short sales of securities, maintaining short positions or writing put options;

     3D. To approve the elimination of the fundamental investment restriction prohibiting the purchase of securities of other investment companies or investment trusts, except when such purchase is part of a merger, consolidation or acquisition of assets;

     3E. To approve the elimination of the fundamental investment restriction prohibiting the purchase or retention of securities of any company if officers and directors of the Fund and employees of the Fund's investment adviser who each own beneficially more than one-half of 1% of the outstanding securities of the company together own more than 5% of the securities of the company; and

     3F. To approve the elimination of the fundamental investment restriction prohibiting the Fund from participating on a joint or joint and several basis in any securities trading account.

4.   To transact such other business as may properly come before the Meeting.

      The Board of Directors of the Fund has fixed the close of business on February 21, 2003 as the record date for the determination of stockholders of the Fund entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof.

      The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card, or to vote by telephone or via the Internet as described on the enclosed proxy card.

      The Board of Directors of the Fund recommends approval of all the proposals.

                                    By Order of the Board of Directors,


                                    Edmund P. Bergan, Jr.
                                    Secretary

New York, New York
March 3, 2003

_______________________________________________________________________________

                            YOUR VOTE IS IMPORTANT

      Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or through the Internet. To do so, please follow the instructions on the enclosed proxy card. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly or vote by telephone or through the Internet in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.
______________________________________________________________________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                               PROXY STATEMENT

                        ALLIANCE TECHNOLOGY FUND, INC.

                         1345 Avenue of the Americas
                           New York, New York 10105

                                _____________

                       SPECIAL MEETING OF STOCKHOLDERS

                                April 22, 2003

                                 ____________

                                 INTRODUCTION
                                 ------------

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alliance Technology Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Special Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, April 22, 2003 at 11:00 a.m., Eastern Time. Proxies will be solicited primarily by mail and may also be made by telephone. Solicitation costs will be borne by the Fund.

      The Board of Directors of the Fund has fixed the close of business on February 21, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund as of the Record Date consisted of 73,942,419 shares of common stock, representing four classes of shares of the Fund, each share being entitled to one vote. All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted (i) for the election of six directors of the Fund (Proposal One), (ii) for the amendment to the Fund's fundamental investment restriction prohibiting investments in commodities or commodity contracts to permit the Fund to purchase and sell financial futures contracts and options on financial futures contracts (Proposal Two), and (iii) for the elimination of certain of the Fund's fundamental investment restrictions (Proposals 3A-3F). (These proposals are referred to individually as a "Proposal" and collectively as the "Proposals".) Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

      Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The approval of Proposal One requires the affirmative vote of a majority of the votes cast; neither abstentions nor broker non-votes, not being votes cast, will have any effect on the outcome of the Proposal. The approval of Proposal Two and Proposals 3A-3F requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (a "1940 Act Majority"). With respect to Proposal Two and Proposals 3A-3F, an abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the Proposals. If any matter other than the Proposals properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies. The Fund has not received notice of, and is not otherwise aware of, any other matter to be presented at the Meeting.

      A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the Fund's shares issued and outstanding and entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on any Proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the Proposals in the Proxy Statement and a stockholder vote may be taken on any one or more of the Proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board of Directors on a Proposal will be voted against adjournment as to that Proposal.

     The Fund has engaged Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm ("GSC"), to assist the Fund in soliciting proxies for the Meeting. The Fund will pay GSC a fee of approximately $35,000 for its solicitation services plus reimbursement of out-of-pocket expenses.


                                 PROPOSAL ONE
                                 ------------

                            ELECTION OF DIRECTORS

      At the Meeting, six Directors of the Fund are to be elected, each to serve for a term of indefinite duration and until his successor is duly elected and qualifies. The affirmative vote of a majority of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named as proxies in the accompanying proxy to nominate and vote in favor of the election of the nominees named below.

      Messrs. John D. Carifa, David H. Dievler, William H. Foulk, Jr., Robert
C. Alexander, D. James Guzy and Marshall C. Turner, Jr. currently serve as Directors of the Fund and are standing for reelection at the Meeting. Each of the six nominees has consented to serve as a Director of the Fund. The Board of Directors knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

      Certain information concerning the Directors is set forth below. Messrs. John D. Carifa, David H. Dievler and William H. Foulk, Jr. are each a director or trustee of one or more other investment companies sponsored by Alliance Capital Management L.P., the Fund's investment adviser ("Alliance").

                                                      Number
                                                      of
                                                      Portfolios
                                                      in Fund
                                                      Complex
                                                      Overseen
                                                      by          Other
                                                      Director    Director-
                                                      or          ships Held
Name; age; positions and offices with the Fund;       Nominee     By Director
address; (length of time served#); principal          for         or Nominee
occupations during the past five years                Director    for Director
--------------------------------------                --------    ------------

Interested Director

*    John D. Carifa; 57; Chairman of the Board and
     President; 1345 Avenue of the Americas, New York,
     NY 10105; (15); President, Chief Operating
     Officer and a Director of Alliance Capital
     Management Corporation, the general partner of
     Alliance ("ACMC"), which he has been associated    114         None
     with since prior to 1998.

Disinterested Directors

**+  Robert C. Alexander; 60; Director; 38 East
     29th Street, New York, NY 10016; (9); President
     of Alexander & Associates, Inc. Management
     Consultants, since prior to 1998.                  1           None

**+  David H. Dievler; 73; Director; P.O. Box 167,
     Spring Lake, NJ 07762; (13); Independent
     Consultant.  Until December 1994 he was Senior
     Vice President of ACMC responsible for mutual
     fund administration.  Prior to joining ACMC in
     1984 he was Chief Financial Officer of Eberstadt
     Asset Management since 1968.  Prior to that
     he was a Senior Manager at Price Waterhouse
     & Co. Member of American Institute of Certified
     Public Accountants since 1953.                     98          None

**+  William H. Foulk, Jr.; 70; Director; 2 Sound
     View Drive, Suite 100, Greenwich, CT 06830;
     (11); Investment Adviser and Independent
     Consultant.  He was formerly Senior Manager of
     Barrett Associates, Inc., a registered
     investment adviser, with which he had been
     associated since prior to 1998.  He was
     formerly Deputy Comptroller of the State of
     New York and, prior thereto, Chief Investment
     Officer of the New York Bank for Savings.          110         None

**+  D. James Guzy; 66; Director; P.O. Box 128,                     Intel
     Glenbrook, NV 89413; (21); Chairman of the                     Corporation;
     Board of PLX Technology (semi-conductors) and                  Cirrus Logic
     of SRC Computers, Inc., with which he has been                 Corporation;
     associated since prior to 1998.  He is also                    Micro
     President of Arbor Company (private family                     Component
     investments).  He is a Director of Intel                       Technology;
     Corporation (semi-conductors), Cirrus Logic                    Davis
     Corporation (semi-conductors), Novellus                        Selected
     Corporation (semi-conductor equipment), Micro                  Advisors
     Component Technology (semi-conductor equipment),               Group of
     the Davis Selected Advisors Group of Mutual                    Mutual
     Funds (registered investment companies) and                    Funds; and
     LogicVision (semi-conductor equipment).            1           LogicVision

Disinterested Directors (cont.)

**+  Marshall C. Turner, Jr.; 61; Director; 220
     Montgomery Street, Penthouse 10, San Francisco,
     CA 94104-3402; (11); Principal of Turner
     Venture Associates (venture capital and
     consulting) since prior to 1998.  He is a
     director of DuPont Photomasks, Inc. (semi-
     conductor manufacturing services); the George
     Lucas Educational Foundation; and is Chairman
     of the Board of the Smithsonian's National                     DuPont
     Museum of Natural History.                                     Photomasks,
                                                        1           Inc.
__________________________

#     There is no stated term of office for the Fund's Directors.
* "Interested person" of the Fund, as defined in the 1940 Act, because of an affiliation with Alliance.
**    Member of the Audit Committee.
+     Member of the Nominating Committee.

      Mr. Alexander is President and sole stockholder of Alexander & Associates, Inc. ("A&A"), a management consulting firm. During the calendar years ended 2001 and 2002, A&A provided project management services with respect to consumer surveys relating to specific industries and companies to Alliance or an affiliate of Alliance, for which it received aggregate fees of $160,250. Effective October 1, 2002, A&A no longer provided services to Alliance or its affiliates.

      It is the policy of the Board of Directors of all registered investment companies to which Alliance provides investment advisory services, including the Fund (collectively, the "Alliance Fund Complex"), that each Director will invest at least $10,000 in at least one of the funds the Director supervises. The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the Alliance Fund Complex are set forth below.
                                                    Aggregate Dollar Range
                                                    of Equity Securities in
                         Dollar Range of Equity     the Alliance Fund
                         Securities in the Fund as  Complex as of
                         of December 31, 2002       December 31, 2002
                         --------------------       --------------------

John D. Carifa           $50,001 - $100,000         Over $100,000
Robert C. Alexander      $1 - $10,000               $1 - $10,000
David H. Dievler         $10,001 -$50,000           Over $100,000
William H. Foulk, Jr.    $10,001 - $50,000          Over $100,000
D. James Guzy            $1 - $10,000               $1 - $10,000
Marshall C. Turner, Jr.  $10,001 - $50,000          $50,001 - $100,000

      As of the Record Date, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. During the Fund's most recently completed fiscal year, the Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of Alliance or of any of its parents or subsidiaries.

      During the Fund's fiscal year ended November 30, 2002, the Board of Directors met six times. The Audit Committee of the Fund meets with representatives of Ernst & Young LLP to discuss the scope of their engagement and to review the financial statements of the Fund and the results of their examination thereof. The Audit Committee of the Fund met twice during the Fund's most recently completed fiscal year. The Nominating Committee of the Fund did not meet during the Fund's most recently completed fiscal year.
Both the Audit Committee and the Nominating Committee are standing committees of the Board of Directors. The Nominating Committee considers individuals for nomination to fill vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by stockholders.

      The Fund does not pay any fees to, or reimburse expenses of, any Director during a time in which such Director is considered an "interested person" of the Fund. The aggregate compensation paid by the Fund to its Directors during its fiscal year ended November 30, 2002, the aggregate compensation paid to each of the Directors during 2002 by all of the investment companies in the Alliance Fund Complex and the total number of investment companies and investment portfolios within the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                    Total Number
                                                                    of
                                                                    Investment
                                                     Total Number   Portfolios
                                                     of Investment  within the
                                                     Companies in   Alliance
                                       Total         the Alliance   Fund
                    Aggregate          Compensation  Fund Complex,  Complex,
                    Compensation       from the      including the  including
                    from the Fund      Alliance Fund Fund, as to    the Fund, as
                    during its         Complex,      which the      to which the
                    Fiscal Year        including the Director is a  Director is
                    Ended              Fund, during  Director       a Director
Name of Director    November 30, 2002  2002          or a Trustee   or a Trustee
----------------    -----------------  ----          ------------   ------------

John D. Carifa            $ -0-            $  -0-        53            114

Robert C. Alexander      $20,850          $ 20,850        1              1
David H. Dievler         $20,100          $246,238       48             98
William H. Foulk,        $20,100          $241,700       49            110
Jr.

D. James Guzy            $20,850          $ 20,850        1              1
Marshall C. Turner,      $20,850          $ 20,850        1              1
Jr.

Independent Auditors

      The Board of Directors of the Fund at a meeting held on September 21, 2002, approved by the vote cast in person of a majority of the Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund, as defined by the 1940 Act, Ernst & Young LLP, independent auditors, to audit the Fund's accounts for the fiscal year ending November 30, 2003. Ernst & Young LLP has audited the Fund's accounts since the Fund's commencement of operations and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking stockholder ratification of the selection of Ernst & Young LLP as independent auditors.

      Representatives of Ernst & Young LLP are expected to be present at the Meeting and to have the opportunity to make a statement if they so desire. They are also expected to be available to respond to appropriate questions.

Independent Auditors' Fees

      The following table sets forth the aggregate fees billed by the independent auditors for the Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders; (ii) financial information systems design and implementation services provided to the Fund, Alliance and entities that control, are controlled by or under common control with Alliance that provide services to the Fund; (iii) all other services provided to the Fund; and (iv) all other services provided to Alliance and entities that control, are controlled by or under common control with Alliance that provide services to the Fund. The Audit Committee of the Board of Directors has considered whether the provision of the services in (ii) through (iv) is compatible with maintaining the independence of the independent auditors.

                            Financial           All           All Other Fees
                            Information         Other Fees    For Services
                            Systems Design      For Services  Provided to
                            and Implememtation  Provided to   Alliance and
            Audit Fees      Fees                the Fund      its Affiliates
            ----------      ----                --------      --------------

              $45,000             $0            $57,000        $565,000

      The Board of Directors recommends that the stockholders of the Fund vote "FOR" the election of each of the foregoing nominees to serve as a Director of the Fund.


                                 PROPOSAL TWO
                                 ------------

              APPROVAL OF AN AMENDMENT TO THE FUND'S FUNDAMENTAL
              INVESTMENT RESTRICTION PROHIBITING INVESTMENTS IN
                     COMMODITIES OR COMMODITY CONTRACTS

      At its Regular Meeting on February 11, 2003, the Board of Directors considered and approved Alliance's recommendation that the Fund's fundamental investment restriction prohibiting investments in commodities or commodity contracts be amended to permit the Fund to invest in financial futures contracts and options on such futures contracts.

      In making its recommendation to the Board of Directors, Alliance noted that the Fund since inception has had a fundamental restriction against investments in commodities or commodity contracts. Alliance noted that this policy was typical of a time when financial futures contracts and options thereon had yet to attain their later significance as investment tools. As a result of this restriction, Alliance noted, financial futures contracts and options on such futures contracts are currently unavailable to the Fund.

      Alliance stated its belief that, as the use of financial futures contracts and options thereon has become more prevalent in the marketplace, the Fund's inability to use these instruments may unduly impede its investment latitude. According to Alliance, elimination of this restriction will enable the Fund to manage cash flows even more efficiently and to respond more quickly to volatile market conditions. As a result, Alliance considered it in the best interests of the Fund and its stockholders to obtain stockholder action appropriately amending the current fundamental investment restriction. In connection with its recommendation to amend the fundamental investment restriction, Alliance also recommended that the Directors adopt a non-fundamental policy permitting purchases and sales of financial futures contracts and options thereon.

      Alliance also discussed certain of the risks involved in the purchase or sale of financial futures contracts and options thereon. Alliance noted that there is a risk that the performance of financial futures contracts may correlate imperfectly with the performance of the direct investments for which the financial futures contracts are a substitute. In addition, Alliance stated that, as a result of limitations imposed on futures trading by certain exchanges, the Fund could incur losses from delays in trading. Alliance noted that the Fund would comply with applicable Securities and Exchange Commission ("SEC") and SEC staff requirements and guidance regarding the use of financial futures contracts and options thereon and would also undertake to limit its use of such instruments to the extent required to qualify for an exclusion from the definition of "commodity pool operator" under a Commodity Futures Trading Commission rule.

      After consideration and discussion of Alliance's presentation and recommendations and other factors, the Board of Directors determined that approval of the amendment to the Fund's fundamental investment restriction prohibiting investments in commodities or commodity contracts was advisable and in the best interests of the Fund and its stockholders. The Board of Directors further resolved to recommend the following fundamental investment restriction, as amended, to the Fund's stockholders for their approval as a fundamental investment restriction:

            The Fund will not purchase or sell commodities or commodity contracts, except for financial futures contracts and options on such futures contracts.

      Approval of Proposal Two requires the affirmative vote of the holders of a 1940 Act Majority. If the stockholders of the Fund do not approve the amendment of the Fund's fundamental investment restriction, the Fund's current fundamental investment restriction with respect to investments in commodities or commodity contracts will remain the same.

      The Board of Directors of the Fund recommends that the stockholders of the Fund vote "FOR" the approval of Proposal Two.

                                PROPOSAL THREE
                                --------------

                    APPROVAL OF THE ELIMINATION OF CERTAIN
              OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
                              (PROPOSALS 3A-3F)

      The primary purpose of Proposals 3A through 3F is to eliminate the Fund's fundamental investment restrictions with respect to: (i) investments in illiquid securities; (ii) short sales of securities, maintaining short positions and writing put options; (iii) investments in unseasoned issuers;
(iv) the purchase of securities of other investment companies or investment trusts; (v) the purchase or retention of securities of any company, if officers and directors of the Fund and employees of the Fund's investment adviser who each own beneficially more than one-half of 1% of the outstanding securities of the company together own more than 5% of the securities of the company; and (vi) the Fund's participation on a joint or joint and several basis in any securities trading account.

      Approval of each proposal under Proposal Three (3A-3F) requires the affirmative vote of the holders of a 1940 Act Majority. If the stockholders of the Fund do not approve the elimination of one of the Fund's fundamental investment restrictions presented in Proposal Three, the Fund's current fundamental investment restriction will remain the same.

      The Board of Directors of the Fund recommends that the stockholders of the Fund vote "FOR" the approval of Proposals 3A-3F.

                                 PROPOSAL 3A
                                 -----------

 APPROVAL OF THE ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING INVESTMENTS IN ILLIQUID SECURITIES

      At its Regular Meeting on February 11, 2003, the Board of Directors considered and approved Alliance's recommendation that the Directors eliminate the Fund's fundamental investment restriction limiting its investments in illiquid securities, including restricted securities, to 10% of the Fund's net assets.

      In making its recommendation to the Board of Directors, Alliance noted that the illiquid securities investment restriction is more restrictive than required by the SEC. Under guidelines established by the SEC, non-money market mutual funds must limit their holdings in illiquid securities to 15% of their net assets. Alliance noted that the more restrictive investment limitation grew out of old state "blue sky" undertakings and guidelines imposed by the SEC that have subsequently changed.

      In connection with its recommendation that the Fund eliminate the fundamental investment restriction, Alliance recommended that the Directors approve a non-fundamental investment policy for the Fund identical to current SEC guidelines. Alliance noted that the SEC has from time to time changed its guidelines with respect to the percentage limitation applicable to a fund's investment in illiquid securities. For example, prior to 1993, the percentage limit on a fund's investment in illiquid securities was 10%. Alliance suggested that the non-fundamental investment policy would enable the Fund to respond to any future regulatory change without the delay and expense of a shareholder vote. In recommending the new policy, Alliance also noted that the Fund has never approached a 10% investment in illiquid or restricted securities, and that it does not anticipate that the proposed change will have a material impact on the operation of the Fund.

                                 PROPOSAL 3B
                                 -----------

 APPROVAL OF THE ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                PROHIBITING INVESTMENTS IN UNSEASONED ISSUERS

      At its Regular Meeting on February 11, 2003, the Board of Directors also considered and approved Alliance's recommendation that the Directors eliminate the Fund's fundamental investment restriction prohibiting the Fund from investing more than 10% of its assets in securities of companies that, including predecessors, have a record of less than three years of continuous operation (often called "unseasoned issuers"). In addition, the Board of Directors also considered and approved Alliance's recommendation that the Directors eliminate an additional more restrictive investment restriction prohibiting the Fund from investing more than 5% of its assets in unseasoned issuers.

      Alliance noted that, like the illiquid securities investment restriction, the unseasoned issuers investment restrictions were originally adopted by the Fund in response to state "blue sky" requirements. Alliance stated that the provisions of these state "blue sky" laws were preempted by Federal law in 1996 and that the 1940 Act does not contain a similar
restriction.   In recommending the elimination of the unseasoned issuers
investment restrictions, Alliance stated its belief that the elimination of the restrictions would permit the Fund to further avail itself of investment opportunities in smaller capitalized, less seasoned companies.

                                 PROPOSAL 3C
                                 -----------

 APPROVAL OF THE ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING SHORT SALES OF SECURITIES, MAINTAINING SHORT POSITIONS OR WRITING
                                 PUT OPTIONS

      At its Regular Meeting on February 11, 2003, the Board of Directors also considered and approved Alliance's recommendation that the Directors eliminate the Fund's fundamental investment restriction prohibiting the Fund from making short sales of securities, maintaining a short position, or writing put options.

      Alliance recommended the elimination of this fundamental investment restriction to provide the Fund with the flexibility to competitively respond to market developments without the delay and expense of the solicitation of shareholder approval. In connection with its recommendation to eliminate the fundamental investment restriction, Alliance recommended that the Directors adopt a non-fundamental policy for the Fund similar to the current fundamental policy, but with a change to remove the restriction on maintaining a short position. Alliance noted that the policy restricting the Fund from maintaining a short position may unduly restrict certain investments or the use of investment techniques in which the Fund may at some point wish to engage. For example, the sale of futures or options may be viewed as involving short positions. Alliance stated its belief that the Fund and the Board should have the ability to consider transactions that involve technically short positions, but are not short sales, independently without a general prohibition on short positions. Alliance also stated its belief that the Fund should have the ability to effect short sales in the future without the delay or expense of seeking shareholder approval.

                                 PROPOSAL 3D
                                 -----------

 APPROVAL OF THE ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
   PROHIBITING THE PURCHASE OF SECURITIES OF OTHER INVESTMENT COMPANIES OR
                              INVESTMENT TRUSTS

      At its Regular Meeting on February 11, 2003, the Board of Directors also considered and approved Alliance's recommendation that the Directors eliminate the Fund's fundamental investment restriction prohibiting the purchase of securities of any other investment company or investment trust, except when such purchase is part of a merger, consolidation or acquisition of assets.

      Alliance recommended the elimination of this fundamental investment restriction in order to provide the Fund with the flexibility to make investments in other investment companies, as permitted by the 1940 Act, and to conform the Fund's policy with that of many other Alliance equity funds. Alliance noted that Section 12(d)(1)(A) of the 1940 Act permits investments in other investment companies up to certain percentage limitations. In general, unless otherwise permitted by the SEC, an investment company ("Acquiring Fund") cannot acquire shares of another investment company ("Acquired Fund") if, after the acquisition, (i) the Acquiring Fund would own more than 3% of the Acquired Fund's securities; (ii) more than 5% of the total assets of the Acquiring Fund would be invested in the Acquired Fund; and (iii) more than 10% of the total assets of the Acquiring Fund would be invested in other investment companies (including the Acquired Fund).

                                 PROPOSAL 3E
                                 -----------

 APPROVAL OF THE ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
    PROHIBITING THE PURCHASE OR RETENTION OF SECURITIES OF ANY COMPANY IF OFFICERS AND DIRECTORS OF THE FUND AND EMPLOYEES OF THE FUND'S INVESTMENT
ADVISER WHO EACH OWN BENEFICIALLY MORE THAN ONE-HALF OF 1% OF THE OUTSTANDING
 SECURITIES OF THE COMPANY TOGETHER OWN MORE THAN 5% OF THE SECURITIES OF THE
                                   COMPANY

      At its Regular Meeting on February 11, 2003, the Board of Directors also considered and approved Alliance's recommendation that the Directors eliminate the Fund's fundamental investment restriction prohibiting the purchase or retention of the securities of any company if officers and directors of the Fund and employees of the Fund's investment adviser who each own beneficially more than one-half of 1% of the outstanding securities of the company together own more than 5% of the securities of the company.

      In recommending the elimination of this fundamental investment restriction, Alliance noted that, like the illiquid securities investment restriction and the unseasoned issuers investment restrictions, this investment restriction was originally adopted by the Fund in response to state "blue sky" requirements. Alliance stated that the provisions of these
state "blue sky" laws were preempted by Federal law in 1996.     Alliance
also noted that the restriction is not required by the 1940 Act. Alliance stated its belief that the restriction is unnecessary because the Fund's Code of Ethics adequately covers and provides for the monitoring of the Fund's securities purchases and security ownership by the Fund's officers and directors. In addition, Alliance suggested that securities purchases of the Fund that may pose conflicts of interest are subject to the restrictions imposed by Section 17(d) of the 1940 Act and the rules thereunder and do not require any additional policies with respect to the Fund.

                                 PROPOSAL 3F
                                 -----------

 APPROVAL OF THE ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE FUND FROM PARTICIPATING ON A JOINT OR JOINT AND SEVERAL BASIS
                      IN ANY SECURITIES TRADING ACCOUNT

      At its Regular Meeting on February 11, 2003, the Board of Directors also considered and approved Alliance's recommendation that the Directors eliminate the Fund's fundamental investment restriction prohibiting the Fund from participating on a joint or joint and several basis in any securities trading account.

      In recommending the elimination of this fundamental investment restriction, Alliance noted that this policy was derived from state "blue sky" laws that have been preempted by amendments of federal securities laws. Alliance also noted that section 17(d) of the 1940 Act generally prohibits any affiliated person of or principal underwriter for the Fund acting as principal to effect any transaction in which the Fund is a joint or joint and
several participant with such person.   Alliance stated, however, that the
1940 Act does not require this restriction to be stated as a fundamental restriction.

     The Board of Directors of the Fund recommends that the stockholders of the Fund vote "FOR" the approval of Proposals 3A-3F.

                                 HOW TO VOTE

      You may vote your shares by mail by signing and returning the enclosed proxy card, by telephone, or over the Internet.

      Voting by Mail or in Person. If you wish to participate at the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can complete, sign and mail the enclosed proxy card or attend the Meeting in person.

      Internet and Telephone Voting. You may give your voting instructions via the Internet or by touch-tone telephone by following the instructions provided with your proxy card.

                  INFORMATION AS TO THE FUND'S PRINCIPAL OFFICERS

      Certain information concerning the Fund's officers is set forth below. The Fund's officers are elected annually by the Board of Directors to serve until his successor is duly elected and qualifies. The principal officers of the Fund, age, (the month and year first elected) and their principal occupations during the past five years are as follows:

      John D. Carifa, Chairman and President, (see page 3 for biographical information).

      Gerald T. Malone, Senior Vice President, 48, (4/92), is a Senior Vice President of ACMC, with which he has been associated since prior to 1998.

      Thomas J. Bardong, Vice President, 57, (4/96), is a Senior Vice President of ACMC, with which he has been associated since prior to 1998.

      Andrew J. Frank, Vice President, 31, (2/02), is a Vice President of ACMC, with which he has been associated since prior to 1998.

      Edmund P. Bergan, Jr., Secretary, 52, (12/81), is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. ("AFD") and Alliance Global Investor Services, Inc. ("AGIS"), with which he has been associated since prior to 1998.

      Mark D. Gersten, Treasurer and Chief Financial Officer, 52, (10/85), is a Senior Vice President of AGIS and a Vice President of AFD, with which he has been associated since prior to 1998.

      Vincent S. Noto, Controller, 38, (4/96), is a Vice President of AGIS, with which he has been associated since prior to 1998.

      Andrew L. Gangolf, Assistant Secretary, 48, (4/96), is a Senior Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1998.

      Domenick Pugliese, Assistant Secretary, 41, (4/96), is a Senior Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1998.

      The address of Messrs. Carifa, Malone, Bardong, Frank, Bergan, Gangolf and Pugliese is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Messrs. Gersten and Noto is c/o Alliance Global Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094.

      All of the officers of the Fund are employees of Alliance and officers of ACMC, the general partner of Alliance, or a wholly-owned subsidiary of Alliance. As of the Record Date, no officer or Director of the Fund owned more than 1% of the outstanding equity securities of Alliance.

                               STOCK OWNERSHIP

      The following persons were the beneficial owners of more than 5% of each class of the Fund's outstanding common stock as of the Record Date.


                                                              Percent of Each
                                                              Class of Common
                                                              Stock Based on
                                                              Shares
                                             Amount of        Outstanding as
Name and Address of                          Beneficial       of the Record
Beneficial Owner                             Ownership        Date
----------------                             ---------        ----

Class A Shares
--------------

MLPF&S - For the Sole Benefit of
Customers
Attn: Fund Administration (97091)
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, Florida 32246-6484               2,647,484      10.18%

Salomon Smith Barney
House Account
Attn: Cindy Tempesta
333 W. 34th Street, 3rd Floor
New York, New York 10001-2483                  1,557,842      5.99%

Class B Shares
--------------

Salomon Smith Barney
House Account
Attn: Cindy Tempesta
333 W. 34th Street, 3rd Floor
New York, New York 10001-2483                  4,415,182      12.14%

MLPF&S - For the Sole Benefit of
Customers
Attn: Fund Administration (97BG6)
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, Florida 32246-6484               4,372,407      12.02%

Dean Witter Reynolds
Attn: MF Operations
2 Harborside Plaza, 2nd Floor
Jersey City, New Jersey 07311                  2,290,868      6.30%

Class C Shares
--------------

MLPF&S - For the Sole Benefit of
Customers
Attn: Fund Administration (97BF7)
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, Florida 32246-6484               2,090,942      21.60%

Salomon Smith Barney
House Account
Attn: Cindy Tempesta
333 W. 34th Street, 3rd Floor
New York, New York 10001-2483                  1,509,533      15.59%

Advisor Class Shares
--------------------
CollegeBound Fund
CBF - Aggressive Growth Portfolio
529 Plan
500 Plaza Drive
Secaucus, New Jersey 07094-2619                 464,811       24.65%

Merrill Lynch
Attn: Fund Administration (97LS9)
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, Florida 32246-6484                448,658       23.79%

Trust For Profit Sharing Plan for
Employees of Alliance Capital
Management L.P. - Plan F
Attn: Diana Marotta, 31st Floor
1345 Avenue of the Americas
New York, New York 10105                        372,947       19.77%

Prudential Securities Inc. FBO
Prudential Retirement Services
Nominee For Trustee PL. W68700
Prudential Securities Inc.
PO Box 15040
New Brunswick, New Jersey 08906-5040            144,790       7.68%


INFORMATION AS TO THE INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER OF THE FUND

      Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105, is the Fund's investment adviser. Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, is the Fund's principal underwriter.

                       SUBMISSION OF PROPOSALS FOR NEXT
                           MEETING OF STOCKHOLDERS

      The Fund does not hold annual stockholder meetings. Any stockholder who wishes to submit a proposal to be considered at the Fund's next meeting of stockholders should send the proposal to the Fund so as to be received within a reasonable time before the Board of Directors makes the solicitation relating to such meeting, in order to be included in the Fund's proxy statement and form of proxy card relating to such meeting.

                           REPORTS TO STOCKHOLDERS

      The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual and semi-annual reports to stockholders upon request and without charge. To request a copy, please call Alliance Global Investor Services, Inc. at (800) 227-4618 or contact Mary Ann Milley at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


                                          By Order of the Board of Directors,



                                          Edmund P. Bergan, Jr.
                                          Secretary


New York, New York
March 3, 2003

                              Table of Contents

                                                                          Page
Introduction.............................................................   1
Proposal One.............................................................   2
Proposal Two.............................................................   7
Proposal Three...........................................................   8
How to Vote..............................................................   12
Information as to the Fund's Principal Officers..........................   13
Stock Ownership..........................................................   13
Information as to the Investment Adviser and Principal Underwriter
of the Fund..............................................................   15
Submission of Proposals for the Next Meeting of Stockholders.............   15
Reports to Stockholders..................................................   15

                                             Alliance Technology Fund, Inc.



                                                      (LOGO)


                                             Alliance Capital Management L.P.




                                    NOTICE OF SPECIAL MEETING
                                    OF STOCKHOLDERS AND
                                    PROXY STATEMENT

                                    April 22, 2003

Proxy                    ALLIANCE TECHNOLOGY FUND, INC.                  Proxy


------------------------------------------------------------------------------

Vote by Touch-Tone Phone, by Mail or via the Internet!!

CALL:       To vote by phone call toll-free 1-800-690-6903 and use the control number on the front of your proxy card.
LOG-ON:     Vote on the Internet at www.proxyweb.com and use the control number on the front of your proxy card.
MAIL:       Return the signed proxy card in the enclosed envelope.

               PROXY IN CONNECTION WITH THE SPECIAL MEETING OF
                    STOCKHOLDERS TO BE HELD APRIL 22, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

CONTROL NUMBER:

The undersigned stockholder of Alliance Technology Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Emilie D. Wrapp and Carol H. Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Fund to be held at 11:00 a.m., Eastern Time, on April 22, 2003 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at such meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the election of each of the nominees referred to in Proposal One as directors, "FOR" the approval of the amendment to the fundamental investment restriction (Proposal Two) and "FOR" the approval of the elimination of each of the fundamental investment restrictions (Proposals 3A-3F), and in the discretion of the proxy holder(s) on any other matter that may properly come before the special meeting or any adjournment or postponement thereof.

Dated:      ____________, 2003

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THIS PROXY CARD PROMPTLY IF YOU ARE NOT VOTING VIA THE INTERNET OR BY TELEPHONE. YOU MAY USE THE ENCLOSED ENVELOPE.

__________________________________
Signature(s) (Title(s), if applicable)

Please sign this proxy exactly as your name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

Your Board of Directors recommends a vote "For" the election of all Nominees, "For" Proposal Two and "For" Proposals 3A-3F.

Please fill in box(es) as shown using black or blue ink or number 2
pencil.  PLEASE DO NOT USE FINE POINT PENS.             /x/


                                                        Withhold
                                             For All    as to All   For All
                                             Nominees   Nominees    Except

1.    Election of Directors.                  /  /      /  /        /  /


(01)  John D. Carifa      (04)  William H. Foulk, Jr.
(02)  Robert C. Alexander (05)  D. James Guzy
(03)  David H. Dievler    (06)  Marshall C. Turner, Jr.

(Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line below.)

__________________________________________________

2.    Approval of the amendment              For        Against     Abstain
      to the fundamental investment
      restriction on commodities and
      commodity contracts.                   /  /       /  /        /  /


3.    Approval of the elimination            For All    Against All Abstain All
      of the fundamental investment          (Except as
      restriction on:                        Marked at
                                             left)
                                             /  /       /  /        /  /
3A.  Investments in illiquid securities
3B.  Investments in unseasoned issuers
3C. Short sales of securities, maintaining short positions or writing put options
3D. Purchases of securities of other investment companies or investment trusts
3E. Investments in securities owned by directors and officers of the Fund or its investment adviser
3F.  Joint or joint and several securities trading account

___________________________________
(Instructions: If you wish to vote against or abstain from a particular sub-proposal presented, please write the number and letter(s) of the sub-proposal on the line above and indicate "Against" or "Abstain".)


4. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder(s).

                         Please sign on reverse side.


00250.0200 #386703